Exhibit 99.1

KPMG LLP

Suite 1500

550 South Hope Street

Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

SunTrust Robinson Humphrey, Inc.

BMO Capital Markets Corp.

(collectively, the “Specified Parties”)

Re:	GreatAmerica Leasing Receivables Funding, L.L.C.,

Receivable-Backed Notes, Series 2016-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of equipment lease contracts, which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The phrase “Initial Data File” means an electronic data file, prepared and provided to us by the Company on January 11, 2016, containing certain information related to 31,318 equipment lease contracts and their related attributes as of December 31, 2015 (the “Cutoff Date”). The Company

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

GreatAmerica Leasing Receivables Funding, L.L.C., Receivable-Backed Notes, Series 2016-1

January 18, 2016

is responsible for the Initial Data File. We were instructed by the Specified Parties to exclude contracts that contained a value of “10001” in the “ProgramTypeID” field on the Initial Data File. The resulting electronic data file contained information related to 31,183 contracts and constituted the “Data File.”

•	The phrase “Selected Contracts” means a sample of 150 equipment lease contracts that we randomly selected from the Data File, as instructed by the Company. A listing of the Selected Contracts is attached hereto as Exhibit A.

•	The phrase “Contract File Documents” means information contained in the Company’s onBase and InfoLease electronic records systems.

I.	The Selected Contracts

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Contracts. For each of the Selected Contracts, we compared the attributes listed in the table below to the corresponding information appearing on or derived from a copy of the applicable Contract File Document(s). The Specified Parties indicated that the absence of any of the Contract File Documents noted below, or the inability to agree the indicated information from the Data File to the Contract File Documents or other information for each of the attributes identified, constituted an exception.

Attribute	Contract File Document(s)
Contract Number	onBase electronic system
Obligor Name	onBase electronic system
Obligor State	onBase electronic system
Scheduled Payments	onBase or InfoLease electronic systems
Original Term to Maturity	onBase or InfoLease electronic systems and instructions provided by the Company described below
Security Deposit	InfoLease electronic system
Payment Frequency	onBase electronic system
Equipment Cost	onBase electronic system
First Payment Date (month and year)	InfoLease electronic system
Termination Date (month and year)	InfoLease electronic system
Booked Residual Value	InfoLease electronic system

For purposes of comparing the Original Term to Maturity, we were instructed by the Company to recompute the Original Term to Maturity by adding two months to the original term contained in the Contract File Documents if the equipment lease contract indicated a 90-day deferral for the term of the contract, or by adding one month to the original term contained in the Contract File Documents if the equipment lease contract indicated a 60-day deferral for the term of the contract. Additionally, for Selected Contracts #36 and #85 which included a deferral period due to the contracts being

GreatAmerica Leasing Receivables Funding, L.L.C., Receivable-Backed Notes, Series 2016-1

January 18, 2016

coterminous add-ons as represented by the Company, we were instructed by the Company to recompute the Original Term to Maturity by calculating the difference (in number of months) between the “Commence Date” and the “Termination Date” fields contained in the InfoLease electronic system.

The information regarding the Selected Contracts was found to be in agreement with the respective information contained in the Contract File Documents, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination, or review, the objectives of which would be the expression of an opinion or conclusion on the Initial Data File or the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Initial Data File and the Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the equipment lease contracts or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Initial Data File, the Data File, the Contract File Documents or other documents furnished to us by the Company, or instructions provided by the Company, which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the equipment lease contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such equipment lease contracts being securitized, (iii) the compliance of the originator of the equipment lease contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the equipment lease contracts that would be material to the likelihood that the issuer or that asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of GreatAmerica Financial Services Corporation, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., and BMO Capital Markets Corp. It is not intended to be and should not be used by any other person or entity, including investors and NSRSO’s who are not identified in this report as Specified Parties, but who may have access to this report as required by law or regulation.

January 18, 2016

Exhibit A

The Selected Contracts

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT A.

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	0669622000	51	1113056000	101	1058508000
2	0682398000	52	0563387106	102	1058700000
3	0692217000	53	0964744003	103	1059208000
4	0693654000	54	0992064000	104	1059417000
5	0701849000	55	1005816000	105	1060091000
6	0711407000	56	1012344000	106	1060566000
7	0713294000	57	1022300000	107	1061238000
8	0718302000	58	1023293000	108	1061901000
9	0725683000	59	1026310000	109	1063850000
10	0725790000	60	1027143000	110	1063948000
11	0727199000	61	1029676000	111	1074876000
12	0729543000	62	1030587000	112	1075597000
13	0731490000	63	1036396000	113	1076419000
14	0731746000	64	1040012000	114	1077360000
15	0733814000	65	1046388000	115	1078213000
16	0734401000	66	1046825000	116	1081616000
17	0737167000	67	1047168000	117	1082447000
18	0737463000	68	1050683000	118	1082684000
19	0738082000	69	1060875000	119	1083911000
20	0744317000	70	1061107000	120	1088113000
21	0746915000	71	1065191000	121	0782279001
22	0747009000	72	1065725001	122	1001750000
23	0747028000	73	1066415000	123	1012585000
24	0748536000	74	1070179000	124	1019766000
25	0751451000	75	1070777000	125	1024949000
26	0755789000	76	1074435000	126	1030079000
27	0868759000	77	1076483000	127	1075600000
28	0890159000	78	1085086000	128	1078918000
29	0918911000	79	1087798000	129	1084750000
30	0940961000	80	1089472000	130	0563387107
31	0943903000	81	1089685000	131	1018573000
32	0946183000	82	1091294000	132	1028234000
33	0957379001	83	1093185000	133	1033679000
34	1012889000	84	1098994000	134	1035864000
35	1026119000	85	0968591001	135	1039615002
36	1028450001	86	1012824000	136	1043752000
37	1056312001	87	1014168000	137	1045441000
38	1067198000	88	1014179000	138	1053403000
39	1086644000	89	1027453000	139	1059785000
40	1097186000	90	1028711000	140	1062107000
41	1098582000	91	1034637000	141	1073388000
42	1099603000	92	1038244000	142	1076451000
43	1101571000	93	1039249000	143	1079168000
44	1103612000	94	1040838000	144	1080707000
45	1104228000	95	1049687000	145	1083721000
46	1104412000	96	1050491000	146	1085616000
47	1105297000	97	1053577000	147	1101374000
48	1105989000	98	1054478000	148	1103034000
49	1108554000	99	1057006000	149	1104070000
50	1111339000	100	1057780000	150	1105674000

(*)	The Selected Contract Unique ID Numbers referred to in this exhibit are not the actual Customer Contract Unique ID Numbers.

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT B.

Exhibit B

Exception List

Selected Contract #	Selected Contract Unique ID	Attribute	Per Data File	Per Contract Document(s)
79	1087798000	Obligor Name	Dansbyââ,¬™s	Dansby’s

(*)	The Obligor Name referred to in this exhibit is not the actual Obligor Name.